UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2018

Imperva, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35338	03-0460133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 Bridge Parkway Redwood Shores, California		94065
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 345-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On April 26, 2018, Imperva, Inc. (“Imperva” or the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2018 and providing its business outlook. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02, including Exhibit 99.1 to this Current Report, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed by Imperva with the Securities and Exchange Commission, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On April 23, 2018, Geraldine Elliott informed the Company of her intention to resign from the Board of Directors (including the Compensation Committee), effective April 30, 2018.

Ms. Elliott’s resignation is not the result of any disagreement with Imperva or the Board of Directors on any matter. Imperva has provided Ms. Elliott with a copy of this disclosure prior to filing this Current Report and has informed her that she may provide Imperva with a letter stating whether she agrees or disagrees with the statements made in this Current Report. Any letter received by Imperva from Ms. Elliott will be filed as an exhibit to this Current Report by way of amendment within three business days of receipt.

In connection with Ms. Elliott’s resignation, Roger Sippl was appointed to be Chair of the Compensation Committee and Albert Pimentel also was appointed to the Compensation Committee.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) Imperva held its Annual Meeting of Stockholders on April 24, 2018 (the “Annual Meeting”).

(b) At the Annual Meeting, Imperva’s stockholders: (1) elected each of the Imperva’s nominees for Class I director; (2) approved the compensation of our named executive officers on an advisory basis; and (3) ratified the appointment of Ernst & Young LLP as the Imperva’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The final voting results for each of the matters submitted was as follows:

(1) The election of three Class I directors to serve until the annual meeting of stockholders to be held in 2021 and until his successor is elected and qualified, or until his death, resignation or removal:

Name	Votes For	Votes Withheld	Broker Non-Votes
Roger Sippl	24,516,056	1,886,920	3,496,376
Allan Tessler	24,685,772	1,717,204	3,496,376

(2) A non-binding advisory resolution to approve the Company’s named executive officer compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,020,508	3,328,798	53,670	3,496,376

(3) The ratification of the appointment of Ernst & Young LLP as the Imperva’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

Votes For	Votes Against	Abstentions
29,852,749	44,798	1,805

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release issued by Imperva, Inc., dated April 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMPERVA, INC.

Date: April 26, 2018	By:	/s/ Mike Burns
Mike Burns
Chief Financial Officer

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